Virtus Equity Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated February 8, 2016 to the Summary Prospectus dated January 28, 2016,

and the Virtus Opportunities Trust Statutory Prospectus, dated January 28, 2016

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED FEBRUARY 8, 2016 TO THE
ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT CORRECTS A
TYPOGRAPHICAL ERROR IN THE EARLIER SUPPLEMENT.

Important Notice to Investors

Effective February 8, 2016, Virtus Investment Advisers, Inc. has contractually agreed to limit the fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis, 1.42% for Class A Shares, 2.02% for Class C Shares, 1.24% for Class I Shares and 1.03% for Class R6 Shares through January 31, 2017. Resulting disclosure changes in the fund’s prospectuses are described below.

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees(b)	1.00%	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.28%	0.28%	0.28%	0.21%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(c)	1.55%	2.30%	1.30%	1.23%
Less: Expense Reimbursement(d)	(0.11%)	(0.26%)	(0.04%)	(0.18%)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	1.44%	2.04%	1.26%	1.05%
(b)	Restated to reflect current management fee.
(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.42% for Class A Shares, 2.02% for Class C Shares, 1.24% for Class I Shares and 1.03% for Class R6 Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses”, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$713	$1,026	$1,361	$2,306
Class C	Sold	$307	$694	$1,207	$2,616
	Held	$207	$694	$1,207	$2,616
Class I	Sold or Held	$128	$408	$709	$1,564
Class R6	Sold or Held	$107	$373	$658	$1,473

In the first table in the section “More Information About Fund Expenses” on page 128 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Equity Trend Fund	1.42%	N/A	2.02%	1.24%	1.03%	N/A	January 31, 2017

In the second table in the section “More Information About Fund Expenses” on page 129 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following and the footnote reference also changed as shown below.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares
Virtus Equity Trend Fund (**)	1.55%	N/A	2.30%	1.30%	1.23%	N/A

(**) Reflects expenses under prior expense reimbursement arrangements.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/ETF NewExpCap2 (2/16)

Virtus Equity Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated February 8, 2016 to the Statement of

Additional Information (“SAI”) dated January 28, 2016,

Important Notice to Investors

Effective February 8, 2016, Virtus Investment Advisers, Inc. has contractually agreed to limit the fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis, 1.42% for Class A Shares, 2.02% for Class C Shares, 1.24% for Class I Shares and 1.03% for Class R6 Shares through January 31, 2017. The resulting disclosure changes in the fund’s SAI is described below.

Under “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services”, the table showing contractual expense limitations is hereby amended by replacing the row corresponding to the fund with the following:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares
Virtus Equity Trend Fund	1.42%	N/A	2.02%	1.24%	1.03%	N/A

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAI/ETF NewExpCap (2/16)